ADVISER MANAGED TRUST

Tactical Offensive Equity Fund
(the "Fund")

Supplement Dated January 29, 2019
to the Prospectus dated November 30, 2018

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

As discussed in the Fund's Prospectus, the Fund is a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser has redeemed all of its clients' assets from the Fund as part of a tactical reallocation. As a result of the redemption, the Fund's Prospectus is hereby amended and supplemented to reflect the following changes.

Changes to the Fees and Expenses of the Fund

In the Fund Summary for the Fund, under the heading "Fees and Expenses" (but excluding the sub-heading titled "Portfolio Turnover"), the text and tables are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES# (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses^	41.75%
Total Annual Fund Operating Expenses	41.95%
Fee Waivers and Expense Reimbursements	(41.20)%
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.75%*

#  The Fund is an integral part of the Financial Adviser's Adviser Managed Strategy, as discussed further below. As a result, shareholders in the Fund may also pay a fee to the Financial Adviser for participating in the Adviser Managed Strategy, and such fee is not reflected in this fee table or the Example numbers below. You should consult with the Financial Adviser regarding the fees charged for participating in the Adviser Managed Strategy.

^  Other Expenses have been restated to reflect estimated fees and expenses for the remainder of the current fiscal year and the upcoming fiscal year.

*  Effective November 30, 2018, the Fund's administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses as necessary to keep total Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.75%. This contractual fee waiver and/or reimbursement agreement shall remain in effect until November 30, 2019. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tactical Offensive Equity Fund	$77	$5,890	$8,201	$9,574

There are no other changes to the Fees and Expenses of the Tactical Offensive Equity Fund.

Changes to the Fee Waiver Disclosure

In the section titled "Investment Adviser," the following text is hereby inserted at the end of the sub-section titled "Information About Fee Waivers":

The Tactical Offensive Equity Fund's actual total annual fund operating expenses for the remainder of the current fiscal year and the upcoming fiscal year (ended July 31, 2019) are expected to be less than the amount shown in the Annual Fund Operating Expenses table in the Fund Summary section because the Fund's adviser, the Fund's administrator and/or the Fund's distributor have voluntarily agreed to waive and/or reimburse a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The voluntary waivers by the Fund's adviser, the Fund's administrator and/or the Fund's distributor are limited to the Fund's direct operating expenses and therefore do not apply to indirect expenses incurred by the Fund, such as AFFE. The Fund's adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Tactical

Offensive Equity Fund's actual total annual fund operating expenses for the remainder of the current fiscal year and the upcoming fiscal year are expected to be as follows:

Fund Name	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense, fees paid indirectly and after commission recapture and extraordinary expenses, if applicable)*
Tactical Offensive Equity Fund	41.95%	0.50%	0.50%	0.50%

*  AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

There are no further changes to the fee waiver disclosure of the Tactical Offensive Equity Fund.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1213 (1/19)